UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2017, Prologis, Inc.’s (the “Company”) operating partnership Prologis, L.P. (the “Operating Partnership”) priced an offering of £500,000,000 aggregate principal amount of its 2.250% Notes due 2029 (the “Notes”). In connection with the offering, the Company and the Operating Partnership entered into an Underwriting Agreement, dated May 31, 2017 (the “Underwriting Agreement”), with HSBC Bank plc, J.P. Morgan Securities plc and Merrill Lynch International, as lead managers of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture dated as of June 8, 2011 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of June 8, 2011, the second supplemental indenture, dated as of June 8, 2011, the third supplemental indenture, dated as of June 8, 2011, the fourth supplemental indenture, dated as of June 8, 2011, the fifth supplemental indenture, dated as of August 15, 2013, the sixth supplemental indenture, dated as of December 3, 2013 and the seventh supplemental indenture, dated as of February 20, 2014. In connection with the issuance of the Notes, the Issuer and the Parent Guarantor anticipate entering into an eighth supplemental indenture with U.S. Bank National Association, as trustee, transfer agent and registrar, and Elavon Financial Services DAC, UK Branch, as paying agent, which shall set forth the terms of the Notes (the Base Indenture, as supplemented by the first, second, third, fourth, fifth, sixth, seventh and eighth supplemental indentures, the “Indenture”).

The issuance and sale of the Notes is expected to close on June 7, 2017. The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriters’ discount and offering expenses, are estimated to be approximately £496 million, or $635 million, based on the sterling/U.S. dollar rate of exchange as of May 26, 2017. The Operating Partnership intends to use a portion of the net proceeds for the full or partial redemption of one or more series of its notes due in 2019, which may include its 6.625% notes due December 1, 2019, its 2.750% notes due February 15, 2019 and its 7.375% notes due October 30, 2019 and the 7.375% notes due October 30, 2019 of its wholly-owned subsidiary, Prologis. The Operating Partnership will use the remaining net proceeds for general corporate purposes, including to repay or repurchase other indebtedness. In the short term, the Operating Partnership intends to use the net proceeds to repay borrowings under its multi-currency senior term loan.

The Notes will bear interest at a rate of 2.250% per annum and mature on June 30, 2029. Interest on the Notes is payable annually in arrears on June 30 of each year, beginning on June 30, 2018. The Notes will be senior unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

The Notes will be redeemable in whole at any time or in part from time to time, at the option of the Operating Partnership, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to, but not including, the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate plus 20 basis points.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-216491) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated May 31, 2017, and base prospectus, dated March 7, 2017, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement, the form of the Eighth Supplemental Indenture, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 31, 2017, among Prologis, L.P., Prologis, Inc. and HSBC Bank plc, J.P. Morgan Securities plc and Merrill Lynch International, as lead managers of the several Underwriters named in Schedule A thereto.

4.1	Form of Eighth Supplemental Indenture among Prologis, Inc., Prologis, L.P., U.S. Bank National Association and Elavon Financial Services DAC, UK Branch.

4.2	Form of Officers’ Certificate related to 2.250% Notes due 2029.

4.3	Form of 2.250% Notes due 2029.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 6, 2017	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: June 6, 2017	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Senior Vice President, Associate General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 31, 2017, among Prologis, L.P., Prologis, Inc. and HSBC Bank plc, J.P. Morgan Securities plc and Merrill Lynch International, as lead managers of the several Underwriters named in Schedule A thereto.

4.1	Form of Eighth Supplemental Indenture among Prologis, Inc., Prologis, L.P., U.S. Bank National Association and Elavon Financial Services DAC, UK Branch.

4.2	Form of Officers’ Certificate related to 2.250% Notes due 2029.

4.3	Form of 2.250% Notes due 2029.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).